Exhibit 10.1 STOCK PURCHASE AGREEMENT THIS STOCK PURCHASE AGREEMENT (this “Agreement”) is entered into as of September 16, 2025, by and between HF Sinclair Corporation, a Delaware corporation (the “Company”), on the one hand, and REH Advisors Inc. (the “Selling Stockholder”), on the other hand. Recitals WHEREAS, the Selling Stockholder beneficially owns an aggregate of 16,057,699 shares of the Company’s outstanding common stock, par value $0.01 per share (the “Common Stock”), constituting approximately 8.6% of the outstanding Common Stock; and WHEREAS, the Selling Stockholder desires to sell to the Company, and the Company desires to repurchase from the Selling Stockholder, an aggregate of 1,948,558 shares of Common Stock (the “Shares”) at a price of $51.32 per Share, for an aggregate price of $99,999,997 for the Shares (such aggregate purchase price, the “Purchase Price”), upon the terms and subject to the conditions set forth in this Agreement. NOW, THEREFORE, in consideration of the mutual covenants herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned hereby agree as follows: Agreement 1. Repurchase. (a) Purchase and Sale. Upon the terms and subject to the conditions of this Agreement, the Company hereby agrees to purchase from the Selling Stockholder, and the Selling Stockholder hereby agrees to sell, convey, assign, transfer and deliver, or cause to be delivered, to the Company, the Shares for an aggregate purchase price equal to the Purchase Price, free and clear of any and all mortgages, pledges, encumbrances, liens, security interests, options, charges, claims, deeds of trust, deeds to secure debt, title retention agreements, rights of first refusal or offer, limitations on voting rights, proxies, voting agreements, limitations on transfer or other agreements or claims of any kind or nature whatsoever, other than restrictions on transfer under applicable securities laws (collectively, “Liens”). (b) Closing. Subject to the terms and conditions of this Agreement and the delivery of the deliverables contemplated by Section 1(c) of this Agreement, the closing of the purchase and sale of the Shares contemplated hereby (the “Closing”) will take place on or around the third business day following the date hereof, at a time and place mutually agreed by the parties. (c) Closing Deliveries and Actions. (i) At the Closing, the Selling Stockholder shall (A) provide an instruction letter to the Company’s transfer agent directing the transfer agent to transfer the Shares to one or more accounts designated by the Company, sufficient to convey to the Company good, valid and marketable

2 title in and to the Shares, free and clear of any and all Liens and (B) deliver to the Company a properly completed and duly executed IRS Form W-9 (or other applicable IRS tax form). (ii) At the Closing, the Company shall (A) deliver to the Selling Stockholder by wire transfer to the account to be designated by the Selling Stockholder (such account to be designated by the Selling Stockholder in writing concurrently with or promptly after the execution and delivery of this Agreement) immediately available funds in U.S. dollars in an amount equal to the Purchase Price and (B) provide an instruction letter to the Company’s transfer agent directing the transfer agent to transfer the Shares to one or more accounts designated by the Company. (d) Conditions of the Selling Stockholder’s Obligations at Closing. The obligation of the Selling Stockholder to sell the Shares is subject to the fulfillment, on or before the Closing, of each of the following conditions, unless otherwise waived: (i) The representations and warranties contained in Section 3 shall be true and correct in all respects as of the Closing. (ii) The Company shall have performed and complied with all covenants, agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by the Company on or before the Closing. (iii) There shall be no pending suit, action or proceeding by any federal, state, local or foreign court, administrative agency or governmental or regulatory authority or body (each, an “Authority”) to which the Company or any of its properties is subject, seeking to challenge, restrain, preclude, enjoin or prohibit the transactions contemplated by this Agreement. (e) Conditions of the Company’s Obligations at Closing. The obligation of the Company to purchase the Shares is subject to the fulfillment, on or before the Closing, of each of the following conditions, unless otherwise waived: (i) The representations and warranties contained in Section 2 shall be true and correct in all respects as of the Closing. (ii) The Selling Stockholder shall have performed and complied with all covenants, agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by the Selling Stockholder on or before the Closing. (iii) There shall be no pending suit, action or proceeding by any Authority to which the Company or any of its properties is subject, seeking to challenge, restrain, preclude, enjoin or prohibit the transactions contemplated by this Agreement.

3 (f) Withholding Rights. The Company shall be entitled to deduct and withhold from the Purchase Price such amounts as it may be required to deduct and withhold with respect to the making of such payment under the U.S. Internal Revenue Code of 1986, as amended, or any provision of foreign, state or local tax law; provided that, so long as the Selling Stockholder delivers a IRS Form W-9 pursuant to Section 1(c)(i) confirming the Selling Stockholder is exempt from backup withholding, the parties agree that no deduction or withholding is required with respect to any amounts payable to the Selling Stockholder pursuant to this Agreement. To the extent that amounts are so withheld by the Company and paid over to the applicable Authority, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the Selling Stockholder. 2. Representations of the Company. The Company represents and warrants to the Selling Stockholder that, as of the date hereof and at the Closing: (a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. (b) The Company has the full power and authority to execute, deliver and carry out the terms and provisions of this Agreement and to consummate the transactions contemplated hereby, and has taken all necessary action to authorize the execution, delivery and performance of this Agreement. (c) This Agreement has been duly and validly authorized, executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company, enforceable in accordance with its terms, except to the extent that (i) such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors’ rights generally and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to certain equitable defenses and to the discretion of the court before which any proceedings may be brought. Inasmuch as the transactions contemplated by this Agreement would be an Interested Transaction with a Related Person as such terms are defined in the Company’s Related Party Transaction Policy, the Audit Committee of the Company has approved this Agreement and the transactions contemplated hereby and the Company has otherwise taken all other actions necessary to approve and effect this Agreement that are necessitated as a result of this Agreement involving an Interested Transaction. (d) The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby will not conflict with, result in the breach of any of the terms or conditions of, constitute a default under or violate, accelerate or permit the acceleration of any other similar right of any other party under the Second Amended and Restated Certificate of Incorporation or Amended and Restated By-Laws of the Company, any law, rule or regulation or any agreement, lease, mortgage, note, bond, indenture, license or other document or undertaking to which the Company is a party or by which the Company or its properties may be bound, nor will such execution, delivery and consummation violate any order, writ, injunction or decree of any Authority to which the Company or any of its properties is subject, the effect of any of which, either individually or in the aggregate, would have, or reasonably be expected to have, a material adverse effect on the consolidated financial position, stockholders’ equity or results of operations of the Company and its subsidiaries, taken as a whole, or materially impact the Company’s ability

4 to consummate the transactions contemplated by this Agreement (a “Material Adverse Effect”); and no consent, approval, authorization, order, registration or qualification of or with any such Authority is required for the consummation by the Company of the transactions contemplated by this Agreement, except such consents, approvals, authorizations and orders as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. (e) The Company acknowledges that it has not relied upon any express or implied representations or warranties of any nature made by or on behalf of the Selling Stockholder, whether or not any such representations, warranties or statements were made in writing or orally, except as expressly set forth for the benefit of the Company in this Agreement. (f) No agent, broker, financial advisor, or other intermediary acting on behalf of the Company is, or will be, entitled to, any broker’s commission, finder’s fees, or similar payment from any of the parties, or from any affiliate of any of the parties, in connection with the transactions contemplated by this Agreement. 3. Representations of the Selling Stockholder . The Selling Stockholder represents and warrants to the Company that, as of the date hereof and at the Closing: (a) The Selling Stockholder is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization. (b) The Selling Stockholder has the full power and authority to execute, deliver and carry out the terms and provisions of this Agreement and consummate the transactions contemplated hereby, and has taken all necessary action to authorize the execution, delivery and performance of this Agreement. (c) This Agreement has been duly and validly authorized, executed and delivered by the Selling Stockholder, and constitutes a legal, valid and binding obligation of the Selling Stockholder, enforceable in accordance with its terms, except to the extent that (i) such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors’ rights generally and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to certain equitable defenses and to the discretion of the court before which any proceedings may be brought. (d) The sale of the Shares to be sold by the Selling Stockholder hereunder and the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby will not conflict with, result in the breach of any of the terms or conditions of, constitute a default under or violate, accelerate or permit the acceleration of any other similar right of any other party under the governing organizational documents of the Selling Stockholder, any law, rule or regulation, or any agreement, lease, mortgage, note, bond, indenture, license or other document or undertaking, to which the Selling Stockholder is a party or by which the Selling Stockholder or its properties may be bound, nor will such execution, delivery and consummation violate any order, writ, injunction or decree of any Authority to which the Selling Stockholder or any of its properties is subject, the effect of any of which, either individually or in the aggregate, would affect the validity of the Shares to be sold by the Selling Stockholder or reasonably be expected to materially impact the Selling Stockholder’s ability to perform its obligations under

5 this Agreement; and no consent, approval, authorization, order, registration or qualification of or with any such Authority is required for the performance by the Selling Stockholder of its obligations under this Agreement and the consummation by the Selling Stockholder of the transactions contemplated by this Agreement in connection with the Shares to be sold by the Selling Stockholder hereunder, except such consents, approvals, authorizations and orders as would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the Selling Stockholder’s ability to consummate the transactions contemplated by this Agreement. (e) The transfer of Shares made by the Selling Stockholder at the Closing will be valid and binding obligations of the Selling Stockholder, enforceable in accordance with their respective terms, except to the extent that (i) such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors’ rights generally and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to certain equitable defenses and to the discretion of the court before which any proceedings may be brought, and will vest in the Company good, valid and marketable title to all Shares purchased by the Company, free and clear of any and all Liens. (f) The Selling Stockholder (either alone or together with its advisors) has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the sale of the Shares and it has made an independent decision to sell the Shares to the Company based on the Selling Stockholder’s knowledge about the Company and its business and other information available to the Selling Stockholder. The Selling Stockholder has received all of the information concerning the business and financial condition of the Company that the Selling Stockholder considers necessary or appropriate for making an informed decision whether to enter into, execute and deliver this Agreement and perform the obligations set forth herein. The Selling Stockholder hereby represents and warrants that it has had an opportunity to ask questions and receive answers from the Company as the Selling Stockholder has requested. The Selling Stockholder acknowledges that it has not relied upon any express or implied representations or warranties, or any non-disclosures, of any nature made by or on behalf of the Company, whether or not any such representations, warranties or statements were made in writing or orally, except as expressly set forth for the benefit of the Selling Stockholder in this Agreement. The Selling Stockholder acknowledges that the Company and its affiliates, officers and directors may possess material non-public information not known to the Selling Stockholder regarding or relating to the Company, including without limitation information concerning the business, financial condition, results of operations or prospects of the Company. The Selling Stockholder has carefully reviewed the Company’s filings with U.S. Securities and Exchange Commission, and hereby confirms that the Selling Stockholder is relying on no other information, whether delivered by the Company or any other person, in making its decision to sell the Shares. (g) With respect to legal, tax, accounting, financial and other considerations involved in the transactions contemplated by this Agreement, including the sale of the Shares, the Selling Stockholder is not relying on the Company (or any agent or representative thereof). The Selling Stockholder has carefully considered and, to the extent it believes such discussion is necessary, discussed with professional legal, tax, accounting, financial and other advisors the suitability or advisability of the transactions contemplated by this Agreement, including the sale of the Shares.

6 (h) No agent, broker, financial advisor, or other intermediary acting on behalf of the Selling Stockholder is, or will be, entitled to, any broker’s commission, finder’s fees, or similar payment from any of the parties, or from any affiliate of any of the parties, in connection with the transactions contemplated by this Agreement. 4. Stock Transfer or Similar Taxes. The Selling Stockholder shall be responsible for the payment of any stock transfer or similar taxes in connection with the transaction contemplated by this Agreement. 5. Publicity. Prior to the six-month anniversary of the Closing, the Selling Stockholder agrees that it shall not, and that it shall cause its affiliates and representatives not to, publish, release or file any press release or other public statement or announcement relating to the transactions contemplated by this Agreement without prior written consent of the Company; provided, however, that nothing in this Section 5 shall restrict the ability of the Selling Stockholder (i) to file a Form 4 or an amendment to its Schedule 13D, in each case relating to the transactions contemplated by this Agreement, without further review or consent from the Company, (ii) to take any other action required by law, or (iii) to make any public statement or announcement if the Company has publicly disclosed the transactions contemplated hereby, including, without limitation, in any document filed or furnished to the Securities and Exchange Commission (the “SEC”) in accordance with the Securities Exchange Act of 1934, as amended, or the rules and regulations of the SEC promulgated thereunder; provided, further, that the Selling Stockholder and its affiliates and representatives shall provide the Company and its counsel a meaningful opportunity to review and comment on any such press release or other public statement or announcement relating to the transactions contemplated by this Agreement. 6. Notices. All notices, requests, claims, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement will be in writing and will be deemed to have been given when delivered personally, mailed by certified or registered mail (return receipt requested and postage prepaid), sent via a nationally recognized overnight courier, or sent via email (receipt of which is confirmed) to the recipient. Such notices, demands and other communications shall be sent as follows: If to the Selling Stockholder: REH Advisors Inc. 2800 West Lincolnway Cheyenne, Wyoming 82009 Attention: General Counsel Email: [___________] If to the Company: HF Sinclair Corporation 2323 Victory Avenue, Suite 1400 Dallas, Texas 75219 Attention: Chief Executive Officer Email: [___________]

7 with a copy (which shall not constitute notice): HF Sinclair Corporation 2323 Victory Avenue, Suite 1400 Dallas, Texas 75219 Attention: General Counsel Email: [___________] or such other address or to the attention of such other person as the recipient party shall have specified by prior written notice to the sending party. 7. Miscellaneous. (a) Survival of Representations and Warranties. All representations and warranties contained herein or made in writing by any party in connection herewith shall survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby until the expiration of the applicable statute of limitations. (b) Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal, or unenforceable in any respect under any applicable law or rule in any jurisdiction, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated. (c) Complete Agreement. This Agreement supersedes all prior agreements and understandings (whether written or oral) between the Company and the Selling Stockholder with respect to the subject matter hereof. (d) Counterparts. This Agreement may be executed by any one or more of the parties hereto in counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument. This Agreement, and any and all agreements and instruments executed and delivered in accordance herewith, to the extent signed and delivered by means of facsimile or other electronic format or signature (including email, “pdf,” “tif,” “jpg,” DocuSign and Adobe Sign), shall be treated in all manner and respects and for all purposes as an original signature and an original agreement or instrument and shall be considered to have the same legal effect, validity and enforceability as if it were the original signed version thereof delivered in person. (e)  Further Assurances. Subject to the other terms of this Agreement, the parties hereto agree to execute and deliver such other instruments and perform such acts, in addition to the matters herein specified, as may be reasonably appropriate or necessary, from time to time, to effectuate the transactions contemplated by this Agreement. (f) Successors and Assigns. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned, in whole or in part, by either party without the prior written consent of the other party. Except as otherwise provided herein, this Agreement shall

8 bind and inure to the benefit of and be enforceable by the Selling Stockholder and the Company and their respective successors and assigns. (g) No Third Party Beneficiaries or Other Rights. This Agreement is for the sole benefit of the parties and their successors and permitted assigns and nothing herein express or implied shall give or shall be construed to confer any legal or equitable rights or remedies to any person other than the parties to this Agreement and such successors and permitted assigns. (h) Governing Law. THIS AGREEMENT AND ANY MATTERS RELATED TO THIS TRANSACTION SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF. The Company and the Selling Stockholder each agrees that any suit or proceeding arising in respect of this Agreement will be tried exclusively in the Delaware Court of Chancery in and for New Castle County, but in the event that such court does not have subject matter jurisdiction, the United States District Court for the District of Delaware, and the Company and the Selling Stockholder each agrees to submit to the jurisdiction of, and to venue in, such courts. (i) Waiver of Jury Trial. The Company and the Selling Stockholder each hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. (j) Mutuality of Drafting. The parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as jointly drafted by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of the Agreement. (k) Remedies. Each of the parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or deposit) for specific performance or other injunctive relief in order to enforce, or prevent any violations of, the provisions of this Agreement. (l) Amendment and Waiver. No modification of or amendment to this Agreement shall be effective unless in a writing signed by the parties to this Agreement, and no waiver of any rights under this Agreement shall be effective unless in a writing signed by the waiving party. (m) Expenses. Each of the Company and the Selling Stockholder shall bear its own costs and expenses in connection with the drafting, negotiation, execution and delivery of this Agreement and the consummation of the transactions contemplated hereby. [Signatures appear on the following page.]

[Signature Page to Stock Purchase Agreement] IN WITNESS WHEREOF, the parties hereto have executed this Stock Purchase Agreement as of the date first written above. COMPANY: HF SINCLAIR CORPORATION By: /s/ Timothy Go Name: Timothy Go Title: Chief Executive Officer and President SELLING STOCKHOLDER: REH ADVISORS INC. By: /s/ Ross B. Matthews Name: Ross B. Matthews Title: Chair of the Board